UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2025

Windtree Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39290	94-3171943
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2600 Kelly Road, Suite 100, Warrington, Pennsylvania	18976
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 488-9300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	WINT	OTCID

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Settlement of a disputed Material Definitive Agreement

Settlement of a disputed Purchase Agreement

As previously disclosed, on April 19, 2025, WINT Real Estate, LLC (“WINT LLC”), a wholly owned subsidiary of the Company, entered into an Assignment and Conditional Assumption Agreement (the “Assignment”) with Way Maker Growth Fund, LLC (“Way Maker”) relating to that certain Purchase and Sale Agreement dated June 28, 2024, as amended (the Purchase Agreement), between Way Maker and TBB Crescent Park Drive LLC (“TBB CPD”). Pursuant to the Purchase Agreement, TBB CPD agreed to sell to Way Maker real property commonly known as the Aubrey, located at 11755 Southlake, Houston, Texas. Pursuant to the terms of the Assignment, Way Maker agreed to assign to WINT LLC its right, title and interest in the Purchase Agreement.

As disclosed on June 24, 2025, TBB CPD provided a notice of termination with respect to the Purchase Agreement to the Company (the “Notice”). The Notice demanded the $3 million in earnest money (the “Earnest Money”) held by the escrow agent for the transaction, of which $1,400,000 was paid by the Company with the remainder by Way Maker, be released to TPP CPD. The Company had disputed TPP CPD’s entitlement to the Earnest Money.

On September 30, 2025, WINT LLC and TBB entered into a Settlement and Mutual Release Agreement (the “Agreement”) which instructs the Escrow Holder to release $750,000 of the Earnest Money to WINT and to release the remaining Earnest Money to TBB. In addition, the parties agree that the Purchase Agreement is validly terminated and WINT has no rights with regard to the Property along with a mutual release of claims as defined in the Agreement.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Document
10.1	Settlement Agreement and Mutual Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Windtree Therapeutics, Inc.

By:	/s/ Jed Latkin
Name:	Jed Latkin
Title:	President and Chief Executive Officer

Date: October 6, 2025